EXHIBIT 4.8
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                         THIRD SUPPLEMENTAL INDENTURE
                         ----------------------------


      This Third Supplemental Indenture dated as of October 16, 2000 is supplemental to that certain Second Supplemental Indenture dated as of March 1, 1998 (the "Second Supplemental Indenture") Supplemental Indenture ("Supplemental Indenture"), dated June 14, 1993 and that certain Indenture together with the Second Supplemental Indenture and the Supplemental Indenture, (the "Indenture") dated as of March 14, 1989 among Amfac/JMB Hawaii, Inc., now known as Amfac/JMB Hawaii, L.L.C., a Hawaii limited liability company (the "Company"), as issuer of the Certificate of Land Appreciation Notes Due 2008 (the "Notes") issued under the Indenture, AMFAC PROPERTY DEVELOPMENT CORP., a Hawaii corporation, AMFAC PROPERTY INVESTMENT CORP., a Hawaii corporation ("APIC"), AMFAC SUGAR & AGRIBUSINESS, INC., now known as AMFAC LAND COMPANY, LIMITED, a Hawaii corporation, AMFAC AGRIBUSINESS, INC., now known as KAANAPALI ESTATE COFFEE, INC., a Hawaii corporation, KEKAHA SUGAR COMPANY, LIMITED, a Hawaii corporation, THE LIHUE PLANTATION COMPANY, LIMITED, a Hawaii corporation, OAHU SUGAR COMPANY, LIMITED, a Hawaii corporation, PIONEER MILL COMPANY, LIMITED, a Hawaii corporation, PUNA SUGAR COMPANY, LIMITED, a Hawaii corporation, H. HACKFELD & CO., LTD., a Hawaii corporation, WAIAHOLE IRRIGATION COMPANY, LIMITED, a Hawaii corporation and adding WAIKELE GOLF CLUB, INC., a Hawaii corporation pursuant to the Supplemental Indenture, as Guarantors of the Notes, and THE FIRST NATIONAL BANK OF CHICAGO, now known as BANK ONE, National Association, as Trustee, as amended.

      The Company has caused to be formed three subsidiaries: Kaanapali Development Corp., a Hawaii corporation; Amfac Holdings Corp, a Delaware corporation and KDCW, Inc., a Delaware corporation. It is anticipated that each of these corporations, directly or indirectly, will obtain title to certain assets currently owned by the Company or its subsidiaries. This Third Supplemental Indenture being entered into pursuant to Sections 5.19 and 9.01(2) of the Indenture which provide, in part, that a supplemental indenture may be entered into by the Company and the Trustee without the consent of the Securityholders in order to add a Guarantor under Article Eleven when the Company shall directly or indirectly acquire an ownership interest in or directly or indirectly make a capital contribution to any corporation. Therefore, in compliance with SECTION 5.19 of the Indenture, KAANAPALI DEVELOPMENT CORP., AMFAC HOLDINGS CORP. AND KDCW, INC. hereby agree to guarantee the repayment of the principal, and the payment of interest as provided in, the Securities as provided in Article Eleven of the Indenture as of the date, and by execution, of this Third Supplemental Indenture.

      This Third Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument. The parties hereto acknowledge that the indemnification of the Trustee set forth in Section 8.07 of the Indenture provides indemnification of the Trustee for its execution and delivery of this Third Supplemental Indenture.












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      IN WITNESS WHEREOF, the parties hereto have caused this Third
Supplemental Indenture to be duly executed, and attested, all as of the date first written above.


                               AMFAC/JMB HAWAII, L.L.C.

                               By:   ______________________________
                                     Senior Vice President

Attest:     __________________________
            Assistant Secretary



GUARANTORS:                    AMFAC PROPERTY DEVELOPMENT CORP.

                               By:   ______________________________
                                     Vice President

Attest:     __________________________
            Assistant Secretary



                               AMFAC PROPERTY INVESTMENT CORP.

                               By:   ______________________________
                                     Vice President

Attest:     __________________________
            Assistant Secretary



                               AMFAC LAND COMPANY, LIMITED

                               By:   ______________________________
                                     Vice President

Attest:     __________________________
            Assistant Secretary



                               KAANAPALI ESTATE COFFEE, INC.

                               By:   ______________________________
                                     Vice President

Attest:     __________________________
            Assistant Secretary



                               KEKAHA SUGAR COMPANY, LIMITED

                               By:   ______________________________
                                     Vice President

Attest:     __________________________
            Assistant Secretary








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


                               THE LIHUE PLANTATION COMPANY, LIMITED

                               By:   ______________________________

Attest:     __________________________
            Assistant Secretary



                               OAHU SUGAR COMPANY, LIMITED

                               By:   ______________________________
                                     Vice President

Attest:     __________________________
            Assistant Secretary



                               PIONEER MILL COMPANY, LIMITED

                               By:   ______________________________
                                     Vice President

Attest:     __________________________
            Assistant Secretary



                               PUNA SUGAR COMPANY, LIMITED

                               By:   ______________________________
                                     Vice President

Attest:     __________________________
            Assistant Secretary



                               H. HACKFELD & CO., LTD.

                               By:   ______________________________
                                     Vice President

Attest:     __________________________
            Assistant Secretary



                               WAIAHOLE IRRIGATION COMPANY, LIMITED

                               By:   ______________________________
                                     Vice President

Attest:     __________________________
            Assistant Secretary



                               WAIKELE GOLF CLUB, INC.

                               By:   ______________________________

Attest:     __________________________
            Assistant Secretary





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                               KAANAPALI DEVELOPMENT CORP.

                               By:   ______________________________
                                     Vice President

Attest:     __________________________
            Assistant Secretary



                               AMFAC HOLDINGS CORP.


                               By:   ______________________________
                                     Vice President

Attest:     __________________________
            Assistant Secretary



                               KDCW, INC.

                               By:   ______________________________
                                     Vice President

Attest:     __________________________
            Assistant Secretary



                               TRUSTEE
                               BANK ONE, National Association


                               By:   ______________________________

Attest:     __________________________
            Assistant Secretary































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